SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (date of earliest event reported):April 25, 1996


          FINANCIAL ASSET SECURITIES CORP.,
     (as depositor under the Pooling and Servicing
    Agreement, dated as of March 1, 1996, providing for the issuance of Financial Asset Securities Corp.,
     Mego Mortgage FHA Title I Loan Trust 1996-1,
      FHA Title I Loan Asset-Backed Certificates,
                    Series 1996-1).

(Exact name of registrant as specified in its charter)



              Delaware     33-99018         41-1836604
(State or Other Jurisdiction (Commission(I.R.S. Employer
of Incorporation)          File Number) Identification No.)


600 Steamboat Road
Greenwich, Connecticut                   06830
(Address of Principal Executive Offices)(Zip Code)



Registrant's telephone number, including area code: (203) 625-2700

Item 5.   Other Events

          On behalf of Mego Mortgage FHA Title I Loan
          Trust 1996-1, FHA Title I Loan Asset-Backed
          Certificates, Series 1996-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated
          March 1, 1996, by First Trust of New York,
          National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated April 25, 1996. The
          Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2017.

          A.   Monthly Report Information:
               Aggregate distribution information for the current distribution date April 25, 1996.

               Principal Interest  Ending Balance

     Cede & Co.$271,263.92$182,329.10$83,501,736.08


          B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

          C.   Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

          D.   Were any amounts paid or are any amounts payable under
               the Certificate Guaranty Insurance Policy?   NO
                    Amount:

          E. Are there any developments with respect to the Certificate Insurance Guaranty Policy?NONE.

          F.   Item 1: Legal Proceedings:NONE

          G.   Item 2: Changes in Securities:NONE

          H    Item 4: Submission of Matters to a Vote of
               Certificatholders:  NONE

          I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

      Exhibit No.

          1.   Monthly Distribution Report dated April 25, 1996.


              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-1


                  CERTIFICATE HOLDERS' REPORT

Distribution Date:  25-Apr-96

       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 A-1  45430000.00   271263.92    82657.36     353921.28  45158736.08
 A-2  21580000.00        0.00    41361.67      41361.67  21580000.00
 A-3  16763000.00        0.00    34922.92      34922.92  16763000.00
  S   84193740.73 NA             23387.15      23387.15  84004262.14
  R            NA NA                 0.00 NA            NA


Total 83773000.00   271263.92   182329.10     453593.02  83501736.08

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1   5.97103053  1.81944442  7.79047495  994.02896947       6.5500%
 A-2   0.00000000  1.91666682  1.91666682 1000.00000000       6.9000%
 A-3   0.00000000  2.08333353  2.08333353 1000.00000000       7.5000%
S (a)  0.00000000  0.27777778  0.27777778  997.74949315       1.0000%


                  Trustee's Certificate
     Pooling and Servicing Agreement Dated March 21, 1996

i) Interest from Mortgagors / Master Servicer                         344181.24
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                                                                      344181.24

   Principal Collections (Regular Installments)                        35091.28
   Principal Collections (Curtailments and Paid in Fulls)             154387.31
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
                                                                      189478.59

   Collected Amount                                                   533659.83
   Deposits Pursuant to Sec. 4.03 (e) - Reserve Account Deposits           0.00
   Amount Deposited Pursuant to Section 2.04 (d)  Substitutions            0.00
   Distribution Amount                                                533659.83
   Insured Payments                                                        0.00
   Amount Available                                                   533659.83

ii)  Pool Balance Information:
     Beginning Pool Balance                 84193740.73
     less: Principal Collections              189478.59
     less: Principal Losses                        0.00
     Ending Pool Balance                    84004262.14

                                              Before        After
iii)  Class A Factors:                    Distributions Distributions
          Class A-1                          1.00000000   0.99402897
          Class A-2                          1.00000000   1.00000000
          Class A-3                          1.00000000   1.00000000

                                             Computed    Distributed
                                              Amount       Amount     Shortfall
iv)  Class A Monthly Interest Amount          158941.95    158941.95       0.00
     Class A Principal Distribution Amount    189478.59    189478.59       0.00
      (limited to the Overcolleralization Amount)
      Class A Distribution of                  81785.33     81785.33       0.00
       Distributable Excess Spread
         Class A Guaranteed Distribution           0.00         0.00       0.00

v)   Excess Spread                                                     81785.33
     Distributable Excess Spread                                       81785.33

vi)  FHA Premium Account Deposit                                       16303.91
      Servicer Fee                                                     29541.52
      Master Servicer Fee                                               5612.92
      Master Servicer Reimbursement                                        0.00
      Trustee Fee                                                       2806.46
      Premium                                                          25802.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Priority Expenses                                                    0.00
      Excess Claim Amount                                                  0.00


vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                 1.1437%
        60+ Delinquency Percentage (Rolling Three Month)                 0.0000%
        Annual Default Percentage (Three Month Average)                  0.0000%
        Cumulative Default Percentage                                    0.0000%

viii)  Overcollateralization Information:
         OC Multiple                                                       1.00
         Required OC Amount                                          2946780.90
         Overcollateralization Amount (before distributions)          420740.73
         Overcollateralization Amount (after distributions)           502526.06

ix)  Default Information:
                                                      Current Period Cumulative
           Principal Balance of Defaulted Loans                 0.00       0.00
           Principal Balance of Credit Support Multiple         0.00       0.00


x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    8419374.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed            0           0          0.00         0.00
    Claims Pending          0          NA          0.00           NA
    Claims Paid             0           0          0.00         0.00


                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               FINANCIAL ASSET SECURITIES CORPORATION




                    By
                    Name:  Lynn Steiner
                    Title:Assistant Vice President, First Trust
                         of New York, National Association


Dated:    April 30, 1996